Exhibit 10.3

LIMITED PARTNER INTEREST CONTRIBUTION AGREEMENT

THIS LIMITED PARTNER INTEREST CONTRIBUTION AGREEMENT (“Agreement”) is made and entered into as of the 4th day of September, 2014, effective as of 11:59 PM (PDT) on August 31, 2014 (the “Effective Date”), by and among Strategic Storage Advisor, LLC, a Delaware limited liability company (the “SST Special Limited Partner”), USA Self Storage Advisor LLC, a Delaware limited liability company (the “REIT I Special Limited Partner”), and USA SS REIT II Advisor, LLC, a Delaware limited liability company (the “REIT II Special Limited Partner”) (the SST Special Limited Partner, REIT I Special Limited Partner, and REIT II Special Limited Partner being collectively referred to herein as the “Special Limited Partners”), on the one hand, and Strategic Storage Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), USA Self Storage Operating Partnership, LP, a Maryland limited partnership (the “REIT I Operating Partnership”), and USA SS REIT II Operating Partnership, L.P., a Delaware limited partnership (the “REIT II Operating Partnership”), on the other hand. All terms not otherwise defined herein shall have the same meaning as provided in the Operating Partnership’s Third Amended and Restated Limited Partnership Agreement, entered into on September 4, 2014 to be effective at 11:59 p.m. PDT on August 31, 2014 (the “Limited Partnership Agreement”).

RECITALS:

A. Each of the Special Limited Partners is the owner of a Special Limited Partner Interest in the Operating Partnership.

B. The REIT I Special Limited Partner is the owner of Class B Limited Partnership Units in the REIT I Operating Partnership (the “REIT I Class B Limited Partnership Units”).

C. The REIT II Special Limited Partner is the owner of Class B Limited Partnership Units in the REIT II Operating Partnership (the “REIT II Class B Limited Partnership Units”).

D. The Operating Partnership is entering into a series of transactions pursuant to which (1) Strategic Storage Trust, Inc., the general partner of the Operating Partnership (“SST”), will become self-administered, (2) the Advisory Agreement between the Operating Partnership, SST, and the SST Special Limited Partner will be terminated, (3) the Advisory Agreement between Self Storage REIT, LLC and the REIT I Special Limited Partner will be terminated, and (4) the Advisory Agreement between Self Storage REIT II, LLC and the REIT II Special Limited Partner will be terminated (such transactions being referred to collectively as the “Self-Administration Transaction”).

E. In connection with the Self-Administration Transaction, the Special Limited Partners desire to contribute their respective Special Limited Partner Interest in the Operating Partnership to the Operating Partnership, and the Operating Partnership desires to receive and accept each such Special Limited Partner Interest from the Special Limited Partners in exchange for units of limited partnership interest in the Operating Partnership (“OP Units”) and Class B Limited Partnership Units in the Operating Partnership (“Class B Units”), which Class B Units shall have the terms, rights, and restrictions set forth in Exhibit C to the Limited Partnership Agreement.

F. In connection with the Self-Administration Transaction, the REIT I Special Limited Partner desires to contribute its REIT I Class B Limited Partnership Units to the Operating Partnership, and the Operating Partnership desires to receive and accept each such REIT I Class B Limited Partnership Units from the REIT I Special Limited Partner in exchange for OP Units and Class B Units.

G. In connection with the Self-Administration Transaction, the REIT II Special Limited Partner desires to contribute its REIT II Class B Limited Partnership Units to the Operating Partnership, and the Operating Partnership desires to receive and accept each such REIT II Class B Limited Partnership Units from the REIT II Special Limited Partner in exchange for OP Units and Class B Units.

H. Capitalized terms used herein that are not otherwise defined shall have the respective meanings set forth in Schedule 1.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereby agree as follows:

1. Contribution of the Special Limited Partner Interests.

1.1. Contribution of the SST Special Limited Partner Interest. For and in consideration of the OP Units and Class B Units to be issued by the Operating Partnership to the SST Special Limited Partner and other good and valuable consideration, the sufficiency of which is hereby acknowledged, and subject to the terms and conditions herein set forth, the SST Special Limited Partner hereby contributes, conveys, transfers and irrevocably assigns to the Operating Partnership, and the Operating Partnership accepts such contribution from the SST Special Limited Partner, the Special Limited Partner Interest in the Operating Partnership held by the SST Special Limited Partner, free and clear of all Liens and Claims.

1.2. Contribution of the REIT I Special Limited Partner Interest. For and in consideration of the OP Units and Class B Units to be issued by the Operating Partnership, the REIT I Special Limited Partner hereby contributes, conveys, transfers and irrevocably assigns to the Operating Partnership, and the Operating Partnership accepts such contribution from the REIT I Special Limited Partner, the Special Limited Partner Interest in the Operating Partnership held by the REIT I Special Limited Partner, free and clear of all Liens and Claims.

1.3. Contribution of the REIT II Special Limited Partner Interest. For and in consideration of the OP Units and Class B Units to be issued by the Operating Partnership, the REIT II Special Limited Partner hereby contributes, conveys, transfers and irrevocably assigns to the Operating Partnership, and the Operating Partnership accepts such contribution from the REIT II Special Limited Partner, the Special Limited Partner Interest in the Operating Partnership held by the REIT II Special Limited Partner, free and clear of all Liens and Claims.

2. Contribution of the REIT I Class B Limited Partnership Units. For and in consideration of the OP Units and Class B Units to be issued by the Operating Partnership to the REIT I Special Limited Partner, the REIT I Special Limited Partner hereby contributes, conveys, transfers and irrevocably assigns to the Operating Partnership, and the Operating Partnership accepts such contribution from the REIT I Special Limited Partner, the REIT I Class B Limited Partnership Units held by the REIT I Special Limited Partner, free and clear of all Liens and Claims.

3. Contribution of the REIT II Class B Limited Partnership Units. For and in consideration of the OP Units and Class B Units to be issued by the Operating Partnership to the REIT II Special Limited Partner, the REIT II Special Limited Partner hereby contributes, conveys, transfers and irrevocably assigns to the Operating Partnership, and the Operating Partnership accepts such contribution from the REIT II Special Limited Partner, the REIT II Class B Limited Partnership Units held by the REIT II Special Limited Partner, free and clear of all Liens and Claims.

4. Consideration.

4.1. SST Special Limited Partner Consideration. In exchange for the contribution, conveyance, transfer and assignment of the Special Limited Partner Interest held by the SST Special Limited Partner, the Operating Partnership shall issue and deliver to the SST Special Limited Partner

659,696 OP Units having an agreed value as set forth on Schedule 2, and 691,876 Class B Units having an agreed value as set forth on Schedule 2. The SST Special Limited Partner understands and acknowledges that (i) the Operating Partnership makes no representations regarding the actual value of the Special Limited Partner Interest and (ii) the value of the Special Limited Partner Interest may be greater than or less than the value of the OP Units and Class B Units issued to the Special Limited Partner hereunder.

4.2. REIT I Special Limited Partner Consideration. In exchange for (i) the contribution, conveyance, transfer and assignment of the Special Limited Partner Interest held by the REIT I Special Limited Partner to the Operating Partnership and (ii) the contribution, conveyance, transfer and assignment of the REIT I Class B Limited Partnership Units held by the REIT I Special Limited Partner to the Operating Partnership, the Operating Partnership shall issue and deliver to the REIT I Special Limited Partner 102,846 OP Units having an agreed value as set forth on Schedule 2, and 107,863 Class B Units having an agreed value as set forth on Schedule 2. The REIT I Special Limited Partner understands and acknowledges that (i) the Operating Partnership makes no representations regarding the actual value of the Special Limited Partner Interest or the REIT I Class B Limited Partnership Units and (ii) the value of the Special Limited Partner Interest and the REIT I Class B Limited Partnership Units may be greater than or less than the value of the OP Units and Class B Units issued to the REIT I Special Limited Partner hereunder.

4.3. REIT II Special Limited Partner Consideration. In exchange for (i) the contribution, conveyance, transfer and assignment of the Special Limited Partner Interest held by the REIT II Special Limited Partner to the Operating Partnership and (ii) the contribution, conveyance, transfer and assignment of the REIT II Class B Limited Partnership Units held by the REIT II Special Limited Partner to the Operating Partnership, the Operating Partnership shall issue and deliver to the REIT II Special Limited Partner 30,188 OP Units having an agreed value as set forth on Schedule 2, and 31,660 Class B Units having an agreed value as set forth on Schedule 2. The REIT II Special Limited Partner understands and acknowledges that (i) the Operating Partnership makes no representations regarding the actual value of the Special Limited Partner Interest or the REIT II Class B Limited Partnership Units and (ii) the value of the Special Limited Partner Interest and the REIT II Class B Limited Partnership Units may be greater than or less than the value of the OP Units and Class B Units issued to the REIT II Special Limited Partner hereunder.

5. Representations and Warranties of the Special Limited Partners. Each of the Special Limited Partners represents and warrants, severally and not jointly, to the Operating Partnership, the REIT I Operating Partnership, and the REIT II Operating Partnership that the following statements are true, complete and correct as of the Effective Date, and for the avoidance of doubt, each of the Special Limited Partners makes each of its representations and warranties only with respect to itself and the Special Limited Partner Interest, REIT I Class B Limited Partnership Units, and REIT II Class B Limited Partnership Units that it owns, as applicable.

5.1. Organization; Validity; Authority; No Conflict.

5.1.1. Each Special Limited Partner is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full legal right, power and authority to enter into, execute and deliver this Agreement, to perform its obligations hereunder, and to contribute, convey, transfer and irrevocably assign to the Operating Partnership the Special Limited Partner Interests, the REIT I Class B Limited Partnership Units and the REIT II Class B Limited Partnership Units, as applicable, as herein provided.

5.1.2. The execution and delivery of this Agreement by each Special Limited Partner, the performance by each Special Limited Partner of the transactions contemplated by this Agreement, or the transfer of Special Limited Partner Interests, the REIT I Class B Limited Partnership Units and the REIT II Class B Limited Partnership Units, as applicable, provided for herein will not (i)

violate or conflict with any provision of Law or any Order applicable to each Special Limited Partner; (ii) require any consent or approval by or filing or notice with any Governmental Entity; or (iii) violate or conflict with any agreement or understanding by which each Special Limited Partner or the Special Limited Partner Interests, the REIT I Class B Limited Partnership Units or the REIT II Class B Limited Partnership Units, are bound.

5.1.3. This Agreement has been duly authorized by all necessary limitd liability company action on the part of each of the Special Limited Partners. This Agreement has been, or upon execution and delivery will be, duly executed and delivered by the Special Limited Partners and constitutes, or upon execution and delivery will constitute, the valid and binding obligations of each of the Special Limited Partners enforceable against the Special Limited Partners in accordance with its terms.

5.2. Title.

5.2.1. Title to the Special Limited Partner Interests. Each Special Limited Partner has good and valid title to its respective Special Limited Partner Interests, free and clear of any Lien.

5.2.2. Title to the REIT I Class B Limited Partnership Units. The REIT I Special Limited Partner has good and valid title to the REIT I Class B Limited Partnership Units, free and clear of any Lien.

5.2.3. Title to the REIT II Class B Limited Partnership Units. The REIT II Special Limited Partner has good and valid title to the REIT II Class B Limited Partnership Units, free and clear of any Lien.

5.3. Litigation. There are no outstanding Orders by which each Special Limited Partner is bound, or any pending or to the Knowledge of each Special Limited Partner, threatened, which relate to or affect the Special Limited Partner Interests, the REIT I Class B Limited Partnership Units or the REIT II Class B Limited Partnership Units, as applicable, nor to the Knowledge of each Special Limited Partner are there any facts or circumstances which are likely to give rise to any such Action or Proceeding.

6. Representations and Warranties of the Operating Partnership. The Operating Partnership represents and warrants to each of the Special Limited Partners that the following statements are true, complete and correct as of the Effective Date:

6.1. Organization; Validity; Authority. The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Operating Partnership has all requisite limited partnership power and authority to enter into the Agreement and to consummate the transactions contemplated hereby or thereby. The execution and delivery of this Agreement has been duly authorized by all necessary limited partnership action on then part of the Operating Partnership. The Agreement has been, or upon execution and delivery will be, duly executed and delivered and constitutes, or upon execution and delivery will constitute, the valid and binding obligation of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.2. Issuance of Units. The OP Units and Class B Units, when issued and delivered in compliance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and,

except as provided in the Limited Partnership Agreement and except as affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, non-assessable. The OP Units and Class B Units will be free of any Liens; provided, however, that the OP Units and Class B Units are subject to restrictions on transfer under federal and state securities Laws and as otherwise set forth in the Limited Partnership Agreement and Section 14 of this Agreement. The OP Units and Class B Units will not be issued in violation of any preemptive rights or rights of first refusal afforded to any Person or granted by the Operating Partnership or SST to any Person.

7. Representations and Warranties of the REIT I Operating Partnership. The REIT I Operating Partnership is a limited partnership duly organized, validly existing, and in good standing under the Laws of the State of Maryland. The REIT I Operating Partnership has all requisite limited partnership power and authority to enter into the Agreement and to consummate the transactions contemplated hereby or thereby. The execution and delivery of this Agreement has been duly authorized by all necessary limited partnership action on then part of the REIT I Operating Partnership. The Agreement has been, or upon execution and delivery will be, duly executed and delivered and constitutes, or upon execution and delivery will constitute, the valid and binding obligation of the REIT I Operating Partnership, enforceable against the REIT I Operating Partnership in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

8. Representations and Warranties of the REIT II Operating Partnership. The REIT II Operating Partnership is a limited partnership duly organized, validly existing, and in good standing under the Laws of the State of Maryland. The REIT II Operating Partnership has all requisite limited partnership power and authority to enter into the Agreement and to consummate the transactions contemplated hereby or thereby. The execution and delivery of this Agreement has been duly authorized by all necessary limited partnership action on then part of the REIT II Operating Partnership. The Agreement has been, or upon execution and delivery will be, duly executed and delivered and constitutes, or upon execution and delivery will constitute, the valid and binding obligation of the REIT II Operating Partnership, enforceable against the REIT II Operating Partnership in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

9. Tax Treatment. The contributions of (i) the Special Limited Partner Interests by the Special Limited Partners to the Operating Partnership in exchange for OP Units and Class B Units, (ii) the REIT I Class B Limited Partnership Units by the REIT I Special Limited Partner to the Operating Partnership in exchange for OP Units and Class B Units, and (iii) the REIT II Class B Limited Partnership Units by the REIT II Special Limited Partner to the Operating Partnership in exchange for OP Units and Class B Units are each intended to qualify as a tax-deferred contribution of assets to the Operating Partnership, in exchange for OP Units and Class B Units under Code Section 721.

10. Effect of Contribution of Special Limited Partner Interests. From and after the Effective Date, each Special Limited Partner shall not be entitled to any portion of income, gain, Loss, deduction or credit allocable to the Special Limited Partner Interests on or after such date. Nothing in this Agreement will affect the allocation to each Special Limited Partner of profits, Losses and other items of income, gain, Loss, deduction or credit allocable to the Special Limited Partner Interests and attributable to any period before the Effective Date or any distribution payments made to each Special Limited Partner with respect to the Special Limited Partner Interests before such date, and the Special Limited Partners shall be entitled to receive any and all distributions that have accrued but remain unpaid as of the Effective Date with respect to the Special Limited Partner Interests.

11. Effect of Contribution of REIT I Class B Limited Partnership Units. From and after the Effective Date, the REIT I Special Limited Partner shall not be entitled to any portion of income, gain, Loss, deduction or credit allocable to the REIT I Class B Limited Partnership Units on or after such date. Nothing in this Agreement will affect the allocation to the REIT I Special Limited Partner of profits, Losses and other items of income, gain, Loss, deduction or credit allocable to the REIT I Class B Limited Partnership Units and attributable to any period before the Effective Date or any distribution payments made to the REIT I Special Limited Partner with respect to the REIT I Class B Limited Partnership Units before such date, and the REIT I Special Limited Partner shall be entitled to receive any and all distributions that have accrued but remain unpaid as of the Effective Date with respect to the REIT I Class B Limited Partnership Units.

12. Effect of Contribution of REIT II Class B Limited Partnership Units. From and after the Effective Date, the REIT II Special Limited Partner shall not be entitled to any portion of income, gain, Loss, deduction or credit allocable to the REIT II Class B Limited Partnership Units on or after such date. Nothing in this Agreement will affect the allocation to the REIT II Special Limited Partner of profits, Losses and other items of income, gain, Loss, deduction or credit allocable to the REIT II Class B Limited Partnership Units and attributable to any period before the Effective Date or any distribution payments made to the REIT II Special Limited Partner with respect to the REIT II Class B Limited Partnership Units before such date, and the REIT II Special Limited Partner shall be entitled to receive any and all distributions that have accrued but remain unpaid as of the Effective Date with respect to the REIT II Class B Limited Partnership Units.

13. Cancellation of Special Limited Partner Interests. Subject to the provisions of Sections 10, 11 and 12, immediately upon the contribution of the SST Special Limited Partner Interest, the REIT I Class B Limited Partnership Units and the REIT II Class B Limited Partner Units, the Operating Partnership agrees to the cancellation of those interests and the amendment of the respective limited partnership agreements to delete all references to those interests.

14. Holding Period.

14.1. (a) In addition to any restrictions on transfer contained in the Limited Partnership Agreement, for a period of two years following the Effective Date, the SST Special Limited Partner shall not offer, pledge, sell, contract to sell, announce the intention to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option right or warrant for the sale of, make any short sale or otherwise transfer, dispose or encumber (collectively, “Transfer”) any of (a) the OP Units it receives pursuant to Section 4.1 of this Agreement, (b) the Class B Units it receives pursuant to Section 4.1 of this Agreement, or (c) any REIT Shares held by the SST Special Limited Partner upon exchange of the OP Units or Class B Units pursuant to the provisions of the Limited Partnership Agreement, except for permitted Transfers as set forth in Section 9.2(b) of the Limited Partnership Agreement.

(b) Notwithstanding anything in this Agreement or the Limited Partnership Agreement to the contrary: (i) the SST Special Limited Partner shall not be required to obtain the consent of SST, as the general partner of the Operating Partnership, for any Transfer of OP Units or Class B Units received by the SST Special Limited Partner pursuant to this Agreement; (ii) a transferee pursuant to a permitted Transfer of the OP Units or the Class B Units issued pursuant to this Agreement is entitled to Transfer any or all OP Units or Class B Units it receives to a transferee or transferees described in Section 9.2(c)(i), (ii) and (iii) of the Limited Partnership Agreement or to organizations described in Sections 501(c)(3) and 170(c) of the Code (including without limitation foundations, schools, colleges, universities, charitable remainder trusts and charitable lead trusts); (iii) the restrictions on Transfer set forth in Section 14.1(a) shall not apply in the event of a Change in Control; and (iv) the provisions of this Section 14.1(b) shall survive indefinitely, such that they shall apply to OP Units or Class B Units, as the case may be, received by the SST Special Limited Partner pursuant to this Agreement after the expiration of the two (2) year period referred to in Section 14.1(a).

14.2. (a) In addition to any restrictions on transfer contained in the Limited Partnership Agreement, for a period of two years following the Effective Date, the REIT I Special Limited Partner shall not Transfer any of (a) the OP Units it receives pursuant to Section 4.2 of this Agreement, (b) the Class B Units it receives pursuant to Section 4.2 of this Agreement, or (c) any REIT Shares held by the REIT I Special Limited Partner upon exchange of the OP Units or Class B Units pursuant to the provisions of the Limited Partnership Agreement, except for permitted Transfers as set forth in Section 9.2(b) of the Limited Partnership Agreement.

(b) Notwithstanding anything in this Agreement or the Limited Partnership Agreement to the contrary, (i) the REIT I Special Limited Partner shall not be required to obtain the consent of SST, as the general partner of the Operating Partnership, for any Transfer of OP Units or Class B Units received by the REIT I Special Limited Partner pursuant to this Agreement; (ii) a transferee pursuant to a permitted Transfer of the OP Units or Class B Units issued pursuant to this Agreement is entitled to Transfer any or all OP Units or Class B Units it receives to a transferee or transferees described in Section 9.2(c)(i), (ii) and (iii) of the Limited Partnership Agreement or to organizations described in Sections 501(c)(3) and 170(c) of the Code (including without limitation foundations, schools, colleges, universities, charitable remainder trusts and charitable lead trusts); (iii) the restrictions on Transfer set forth in Section 14.2(a) shall not apply in the event of a Change in Control; and (iv) the provisions of this Section 14.2(b) shall survive indefinitely, such that they shall apply to OP Units or Class B Units, as the case may be, received by the REIT I Special Limited Partner pursuant to this Agreement after the expiration of the two (2) year period referred to in Section 14.2(a).

14.3. (a) In addition to any restrictions on transfer contained in the Limited Partnership Agreement, for a period of two years following the Effective Date, the REIT II Special Limited Partner shall not Transfer any of (a) the OP Units it receives pursuant to Section 4.3 of this Agreement, (b) the Class B Units it receives pursuant to Section 4.3 of this Agreement, or (c) any REIT Shares held by the REIT II Special Limited Partner upon exchange of the OP Units or Class B Units pursuant to the provisions of the Limited Partnership Agreement, except for permitted Transfers as set forth in Section 9.2(b) of the Limited Partnership Agreement.

(b) Notwithstanding anything in this Agreement or the Limited Partnership Agreement to the contrary, (i) the REIT II Special Limited Partner shall not be required to obtain the consent of SST, as the general partner of the Operating Partnership, for any Transfer of OP Units or Class B Units received by the REIT II Special Limited Partner pursuant to this Agreement; (ii) a transferee pursuant to a permitted Transfer of the OP Units or Class B Units issued pursuant to this Agreement is entitled to Transfer any or all OP Units or Class B Units it receives to a transferee or transferees described in Section 9.2(c)(i), (ii) and (iii) of the Limited Partnership Agreement or to organizations described in Sections 501(c)(3) and 170(c) of the Code (including without limitation foundations, schools, colleges, universities, charitable remainder trusts and charitable lead trusts); (iii) the restrictions on Transfer set forth in Section 14.3(a) shall not apply in the event of a Change in Control; and (iv) the provisions of this Section 14.3(b) shall survive indefinitely, such that they shall apply to OP Units or Class B Units, as the case may be, received by the REIT II Special Limited Partner pursuant to this Agreement after the expiration of the two (2) year period referred to in Section 14.3(a).

15. Indemnification. The indemnification provisions set forth in Article 7 of that certain Contribution Agreement, dated as of September 4, 2014, by and among SST, the Operating Partnership and Strategic Storage Holdings, LLC (the “SSH Contribution Agreement”) are deemed to be incorporated by reference herein; provided, however, that solely for purposes of this Agreement, (i) the terms Indemnified Parties and Indemnifying Parties (as defined in the SSH Contribution Agreement) shall include each Special Limited Partner, the REIT I Operating Partnership and the REIT II Operating Partnership, (ii) the term Contributor Indemnified Parties (as defined in the SSH Contribution Agreement) shall include each Special Limited Partner, (iii) the term Indemnified Contributee Parties (as defined in the SSH Contribution Agreement) shall include the REIT I Operating Partnership and the REIT II Operating Partnership, and (iv) for the avoidance of doubt, references to the Operating Partnership in Article 7 of the SSH Contribution Agreement are intended to remain unchanged and apply to the obligations of the Operating Partnership, including without limitation its obligation to indemnify each Special Limited Partner, pursuant to this Agreement, and references in such Article 7 to SSH for purposes of this Agreement shall be deemed to refer to each Special Limited Partner. In addition to, and without affecting the generality of the foregoing provisions of this Section 15 and for the avoidance of doubt, the parties agree that (i) the provisions of Section 7.1(c) and (d) of the SSH Contribution Agreement shall have no application to this Agreement or the obligations of the parties to this Agreement; (ii) the provisions of Section 7.2(d) of the SSH Contribution Agreement shall have no application to this Agreement or the obligations of the parties to this Agreement; (iii) the provisions of Section 7.2(c) of the SSH Contribution Agreement shall be deemed to refer solely to the Special Limited Partner Interests, the REIT I Class B Limited Partnership Units and the REIT II Class B Limited Partnership Units; (iv) for purposes of applying Section 7.5 of the SSH Contribution Agreement to this Agreement, the reference to “Transaction Document” in the beginning of such section shall not be deemed include this Agreement;

and (v) notwithstanding anything to the contrary contained in any Transaction Document, including without limitation the SSH Contribution Agreement and this Agreement, (x) it is the intention of the parties, that the provisions of Section 7.5(a) of the SSH Contribution Agreement be applied as if the representations and warranties of each Special Limited Partner in Article 5 of this Agreement were included in Article 3 of the SSH Contribution Agreement, so that for purposes of either one or both of this Agreement and the SSH Contribution Agreement there is, and will be, but one (1) unified Basket (as defined in the SSH Contribution Agreement) and one (1) unified Cap (as defined in the SSH Contribution Agreement) applicable to indemnification with respect to breaches of representations and warranties by SSH under Article 3 of the SSH Contribution Agreement and/or breaches of representations and warranties by the Special Limited Partners under Article 5 of this Agreement, (y) nothing contained in this Section 15 shall be interpreted or construed to result in liability on the part of the Special Limited Partners for the acts or omissions, including without limitation breaches of representations and warranties of SSH under the SSH Contribution Agreement or liability on the part of SSH for the acts or omissions, including without limitation breaches of representations and warranties of each Special Limited Partner under this Agreement and (z) nothing contained in this Section 15 shall be interpreted or construed to create a joint or joint and several obligation of the Special Limited Partners relative to the indemnification obligation of any one Special Limited Partner.

16. Miscellaneous.

16.1. Entire Agreement. This Agreement shall constitute the entire agreement between the parties relating to the contribution of the Special Limited Partner Interests, the REIT I Class B Limited Partnership Units and the REIT II Class B Limited Partnership Units, and supersedes and cancels all previous negotiations, understandings and agreements between the parties regarding the subject matter hereof. No conditions, use of trade, course of dealing, understanding or agreement purporting to vary, explain or supplement the terms of this Agreement shall be binding unless hereafter made in writing and signed by each of the parties to this Agreement.

16.2. Choice of Law. This Agreement shall be interpreted in accordance with the Laws of the State of Delaware, without regard to the conflict of laws principles thereof.

16.3. Waiver. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by all of the parties, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms, in whole or in part, except by a writing signed by all of the parties. Waiver by any party of any term, provision or condition of this Agreement shall not be construed to be a waiver of any other term, provision or condition nor shall such waiver be deemed a subsequent waiver of the same term, provision or condition.

16.4. Severability. In the event any provision in this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

16.5. Assignment. No party shall in any way sell, transfer, assign or otherwise dispose of this Agreement or any of the rights, privileges, duties and obligations granted or imposed under this Agreement. Any attempted or actual sale, transfer, assignment, or disposal, in whole or in part, of this Agreement will be void and have no effect.

16.6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Facsimile and electronic executions and deliveries shall have the full force and effect of original signatures.

16.7. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

16.8. Dispute Resolution. Any controversy arising out of or related to this Agreement or the breach thereof shall be resolved by arbitration in Orange County, California, in accordance with the Rules of Mediation and Arbitration as then in effect and administered by the American Mediation Association, and judgment entered upon the award rendered may be enforced by appropriate judicial action. The arbitration panel shall consist of three members. The arbitration panel shall allocate between the parties, as the panel deems just and equitable, all fees and expenses of the arbitration, including forum and tribunal fees and expenses, reasonable attorneys’ fees of both parties, any costs of producing witnesses and any other reasonable costs or expenses incurred by either party. The arbitration panel shall render a decision within 30 days following the close of presentation by the parties of their cases and any rebuttal.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

OPERATING PARTNERSHIP:

STRATEGIC STORAGE OPERATING PARTNERSHIP, L.P.

By:	Strategic Storage Trust, Inc.
Its:	General Partner

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz

Title:	President and Chief Executive Officer

REIT I OPERATING PARTNERSHIP:

USA SELF STORAGE OPERATING PARTNERSHIP, LP

By:	Self Storage REIT, LLC
Its:	General Partner

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz

Title:	President

REIT II OPERATING PARTNERSHIP:

USA SS REIT II OPERATING PARTNERSHIP, L.P.

By:	Self Storage REIT II, LLC
Its:	General Partner

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz

Title:	President

[Signature page 1 of 2 to Special Limited Partner Interest Contribution Agreement]

SPECIAL LIMITED PARTNERS:

STRATEGIC STORAGE ADVISOR, LLC

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz
Title:	President

USA SELF STORAGE ADVISOR, LLC

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz
Title:	President

USA SS REIT II ADVISOR, LLC

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz
Title:	President

[Signature page 2 of 2 to Special Limited Partner Interest Contribution Agreement]